Exhibit 99.2

      McLeodUSA Announces Overwhelming Acceptance of Reorganization Plan

CEDAR RAPIDS, Iowa--(BUSINESS WIRE)--March 28, 2002--McLeodUSA Incorporated, one of the nation's largest independent competitive local exchange carriers, announced today that its pre-negotiated Plan of Reorganization has been accepted by all classes entitled to vote on the Plan.

According to the unaudited tally of votes received by the March 27, 2002 voting deadline, the Plan was accepted by more than 98% of the senior notes that voted, in terms of both principal amount voted and number of holders voting. The Plan was also accepted by more than 98% of the shares of the Company's preferred stock that voted on the Plan. The final voting report will be filed next week with the United States Bankruptcy Court for the District of Delaware.

The Plan remains subject to confirmation by the Bankruptcy Court. A hearing on confirmation of the Plan is scheduled for April 5, 2002.

As previously announced, under the terms of the Plan:

o Holders of the Company's senior notes will receive their pro rata share of a cash payment in an amount up to $670 million. This cash payment will be funded by (i) $570 million of the $600 million of aggregate proceeds to be received from the Company's previously announced agreement for the sale of its directory publishing business to Yell Group (subject to a price reduction of $200,000 per day if the transaction closes after April 30, 2002, but prior to August 1, 2002); and (ii) $100 million in cash from a new equity investment of $175 million by Forstmann Little. Bondholders will also receive their pro rata share of (i) $175 million of new convertible preferred stock which is convertible into common stock representing 15% of the reorganized McLeodUSA common stock and which carries a cumulative dividend of 2.5% per annum and (ii) 5-year warrants to purchase an additional 6% of common stock for $30 million.

o The $175 million new equity investment in the Company by Forstmann Little will be in exchange for (i) approximately 23% of the reorganized McLeodUSA common stock and (ii) 5-year warrants to purchase an additional 6% of common stock for $30 million.

o The Company's existing Series D and Series E preferred stock will be converted into approximately 35% of the reorganized McLeodUSA common stock. The Company's Series A preferred stock will be converted into approximately 10% of the reorganized McLeodUSA common stock.

o Holders of the Company's existing Class A common stock are expected to retain approximately 17% of the shares of the reorganized McLeodUSA common stock.

o Forstmann Little will be the largest shareholder of McLeodUSA after the recapitalization with an approximate 58% stake in the Company.

It is expected that the Plan, if confirmed, would be implemented in April 2002.

About McLeodUSA:

McLeodUSA provides integrated communications services, including local services, in 25 Midwest, Southwest, Northwest and Rocky Mountain states. The Company is a facilities-based telecommunications provider with, as of December 31, 2001, 42 ATM switches, 60 voice switches, 485 collocations, 525 DSLAMs, over 31,000 route miles of fiber optic network and more than 8,600 employees. Visit the Company's web site at www.mcleodusa.com.

Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements include projections of financial and operational results and goals, including revenue, EBITDA, profitability, savings and cash. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions and actual results may vary. In some cases, you can identify these so-called "forward-looking statements" by our use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend," "continue" or "potential" or the negative of those words and other comparable words. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause actual events or results of McLeodUSA to be materially different from the forward-looking statements include the ability of the Company to continue as a going concern; court approval of the Company's first day papers and other motions prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case (or any significant delay with respect thereto); risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; and the ability of the Company to attract and retain customers; regulatory approvals; the number of potential customers in a target market; the existence of strategic alliances or relationships; technological, regulatory or other developments in the industry; changes in the competitive climate in which McLeodUSA operates; and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which is filed with the Securities and Exchange Commission.

Contact:

     McLeodUSA Incorporated, Cedar Rapids
     Investor Contact:
     Bryce E. Nemitz, 319/790-7800
     or
     Press Contact:
     Bruce A. Tiemann, 319/790-7800
     mcleodusa_ir@mcleodusa.com

                                                                   Exhibit 99.3

         McLeodUSA Announces Court Approval of Plan of Reorganization

CEDAR RAPIDS, Iowa--(BUSINESS WIRE)--April 5, 2002--McLeodUSA Incorporated, one of the nation's largest independent competitive local exchange carriers, announced today that the United States Bankruptcy Court for the District of Delaware entered an order confirming its pre-negotiated Plan of Reorganization ("the Plan"), which was filed on January 31, 2002. The Bankruptcy Court approval follows last week's overwhelming acceptance of the Plan by over 98% of the senior notes and shares of the Company's preferred stock that voted on the Plan.

McLeodUSA expects the Plan to become effective on April 16, 2002. As outlined in the Company's Form 8-K dated March 5, 2002, this comprehensive recapitalization will eliminate $3 billion of high yield debt and approximately $325 million of associated interest expense. Key elements of the Plan include the following:

o     the sale of the Company's Directory Publishing Business;

o a new cash investment by Forstmann Little & Co. for new common stock and warrants;

o payment of cash and issuance of new Series A preferred stock and warrants to the existing bondholders;

o     conversion of the existing preferred stock into new common stock;

o     the conversion of existing common stock into new common stock;

o repayment of term loans and a reduction in commitments under its senior secured credit agreement.

The Company's new common stock will be listed on the Nasdaq National Market and is expected to be open for trading shortly after the effectiveness of the Plan. McLeodUSA has applied for inclusion of the new Series A preferred stock, to be distributed to the existing bondholders, on the Nasdaq National Market. Prior to the effective date of the Plan, the Company will provide additional information about the timing of distributions under the Plan and the procedures for effecting such distributions.

Under the terms of the Plan, the Company will not be able to make the full distribution of the new common stock to its existing common stockholders upon the effective date due to unresolved purported class action securities claims against McLeodUSA. McLeodUSA believes that the securities claims are without merit and intends to object to the allowance of such claims. Under the bankruptcy laws, any recovery for such shareholder claims must be satisfied from the shares of new common stock available for distribution to existing common stockholders. Until such issues are resolved, the Court requires that a portion of common stock be reserved. The Company will petition the Court to establish a minimum reserve of new common stock for such claims in order to allow for the prompt distribution of the remaining shares of new common stock to existing holders of common stock pursuant to the terms of the Plan. A hearing date of April 29, 2002 has been set to deal with the reserve, if necessary.

About McLeodUSA:

McLeodUSA provides integrated communications services, including local services, in 25 Midwest, Southwest, Northwest and Rocky Mountain states. The Company is a facilities-based telecommunications provider with, as of December 31, 2001, 42 ATM switches, 60 voice switches, 485 collocations, 525 DSLAMs, over 31,000 route miles of fiber optic network and more than 8,600 employees. Visit the Company's web site at www.mcleodusa.com.

Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements include projections of financial and operational results and goals, including revenue, EBITDA, profitability, savings and cash. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions and actual results may vary. In some cases, you can identify these so-called "forward-looking statements" by our use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend," "continue" or "potential" or the negative of those words and other comparable words. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause actual events or results of McLeodUSA to be materially different from the forward-looking statements include: court approval of motions prosecuted by the Company from time to time in the chapter 11 case; the ability of the Company to consummate its plan of reorganization with respect to the chapter 11 case (or any significant delay with respect thereto); the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; and the ability of the Company to attract and retain customers; regulatory approvals; the number of potential customers in a target market; the existence of strategic alliances or relationships; technological, regulatory or other developments in the industry; changes in the competitive climate in which McLeodUSA operates; and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which is filed with the Securities and Exchange Commission.

Contact:

     McLeodUSA Incorporated, Cedar Rapids
     Investor Contact:
     Bryce E. Nemitz, 319/790-7800
     or
     Press Contact:
     Bruce A. Tiemann, 319/790-7800
     mcleodusa_ir@mcleodusa.com

                                                                   Exhibit 99.4

         McLeodUSA Announces Completion of Financial Restructuring,
                          Emergence From Chapter 11

CEDAR RAPIDS, Iowa - April 17, 2002 - McLeodUSA Incorporated:

o New McLeodUSA common stock and preferred stock scheduled to commence trading on NASDAQ on Thursday, April 18, 2002

o McLeodUSA files motion to establish a reserve for securities claims in order to allow distribution of new common stock to existing common stockholders

McLeodUSA Incorporated, one of the nation's largest independent competitive local exchange carriers, announced that its Amended Plan of Reorganization of McLeodUSA Incorporated (the "Plan") has become effective and that it has emerged from Chapter 11 protection. The Plan went into effect only 75 days after its filing. As previously announced, the Plan received overwhelming approval from all voting classes of McLeodUSA security holders and was confirmed by the United States Bankruptcy Court for the District of Delaware on April 5.

Pursuant to the Plan, McLeodUSA today will distribute $670 million in cash to its senior noteholders, as well as a new Series A preferred stock and warrants to purchase new common stock. McLeodUSA today will also distribute new common stock to its old preferred stockholders. McLeodUSA new common stock will resume trading on Nasdaq on April 18 under the symbol "MCLDD." McLeodUSA new Series A preferred stock will also begin trading on Nasdaq on April 18 under the symbol "MCLDO." The distribution of new common stock to existing holders of common stock cannot be made until the Company is able to establish an appropriate reserve, if any, related to unresolved claims made on behalf of purported securities class action claimants.

In conjunction with its emergence from Chapter 11 protection, McLeodUSA:

o sold its Directory Publishing Business to Yell Group Ltd. for $600 million;

o received $175 million from Forstmann Little & Co. in connection with the sale of new common stock and warrants to purchase common stock;

o entered into a $110 million revolving credit facility (which may be increased to $160 million), expiring on May 31, 2007, with a banking syndicate led by arranger J.P. Morgan Chase and co-arrangers, Bank of America and Citibank; and

o announced that Jeffrey D. Benjamin has joined the Board of Directors of McLeodUSA as the representative of the Company's former noteholders.

The Plan is described in detail in the Disclosure Statement with Respect to Amended Plan of Reorganization of McLeodUSA Incorporated (the "Disclosure Statement") filed as Exhibit 99.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2002 and, also, in the Annual Report on Form 10-K filed with the SEC on April 12, 2002.

The Plan provides for different types of distributions to be made to three basic classes of claimants and interest holders.

Class 5, the largest class in the Plan, was made up of claims of approximately $3 billion of McLeodUSA senior noteholders. Over 98% of the senior notes that voted on the Plan approved it. Holders of Class 5 claims will receive a combination of cash, McLeodUSA preferred stock and warrants to purchase McLeodUSA Class A common stock in respect of their claims as set forth below for each $1,000 of claims:

                                                                  Approximate       Approximate Warrants to
                                                  Cash          Preferred Shares     purchase Common Stock
                                            ---------------------------------------------------------------
Class 5
     10 1/2% Discount Notes...............         $218.30                 3.26              7.22
     12% Notes............................          234.58                 3.50              7.76
     11 1/2% Notes........................          226.46                 3.38              7.49
     9 1/4% Notes.........................          231.26                 3.45              7.65
     8 3/8% Notes.........................          227.09                 3.39              7.51
     9 1/2% Notes.........................          225.36                 3.36              7.45
     11 3/8% Notes........................          234.86                 3.51              7.77
     8 1/8% Notes.........................           228.38                3.41              7.55
Total Class 5                                  $670,000,000          10,000,000           22,159,091


Class 6 was made up of claims of holders of McLeodUSA preferred stock outstanding prior to emergence. Over 99% of the preferred stock that voted on the Plan approved it. Holders of Class 6 claims will receive McLeodUSA common stock in respect of their claims as set forth below:

                                           Approximate
                                         Common Stock per
                                           share of Old     Total Shares of New
                                         Preferred Stock        Common Stock
                                        ----------------------------------------
Class 6
     Series A Preferred Stock.........           29.32           33,696,559
     Series D Preferred Stock.........          284.38           78,203,135
     Series E Preferred Stock.........          284.38           35,546,879

Class 7 and Class 8 are made up of holders of McLeodUSA common stock outstanding prior to emergence from Chapter 11 protection and securities claims, including certain claimants under purported securities class action lawsuits filed against McLeodUSA. Under the Plan, members of Class 7 and Class 8 are to share in the distribution of 54,775,663 shares of new common stock. However, as previously announced and as described more fully below, under the Plan, McLeodUSA is not allowed to make any distribution to the members of Class 7 and Class 8 until the purported securities claims are resolved or the Court establishes a reserve for a portion of the available shares and permits the distribution of the remainder. The purpose of such a reserve is to retain new common stock in an amount equal to 100% of the distribution to which disputed claims would be entitled if their claim was allowed in full.

As of today, no resolution, full or partial, had been reached in respect of the purported securities claims, which the claimants allege exceed $300 million. On April 12, 2002, McLeodUSA filed a motion to establish a reserve for the Class 8 claims. That motion will be heard by the Court on April 29, 2002. Because McLeodUSA believes the securities class action claims are without merit, the motion seeks to set the reserve at zero. In the alternative, the motion seeks to have the Court establish a minimal reserve of between 1.5 million to 4.6 million shares of the approximately 54.8 million shares of new common stock to be distributed to Classes 7 and 8.

For the foregoing reasons, McLeodUSA will not in its initial distribution make any distribution of shares of new common stock reserved for issuance to Class 7 and Class 8 until the issues regarding the reserve are resolved.

As previously announced, as a result of its emergence from Chapter 11 protection, McLeodUSA will require implementing fresh start accounting rules. These rules require McLeodUSA to revalue its assets and liabilities to current fair value, re-establish stockholders' equity as the reorganization value determined in connection with the Plan, and record any differences between the reorganization value and asset values as changes to goodwill. The adoption of fresh start reporting, in conjunction with the sale of the Company's Directory Publishing Business, will have a material effect on McLeodUSA financial statements. As a result, the Company's financial statements published for periods following April 16, 2002 will not be comparable with those prepared before April 16, 2002.

About McLeodUSA:

McLeodUSA provides integrated communications services, including local services, in 25 Midwest, Southwest, Northwest and Rocky Mountain states. The Company is a facilities-based telecommunications provider with, as of December 31, 2001, 42 ATM switches, 60 voice switches, 485 collocations, 525 DSLAMs, and over 31,000 route miles of fiber optic network. Visit the Company's web site at www.mcleodusa.com.

Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements include projections of financial and operational results and goals, including revenue, EBITDA, profitability, savings and cash. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions and actual results may vary. In some cases, you can identify these so-called "forward-looking statements" by our use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend," "continue" or "potential" or the negative of those words and other comparable words. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause actual events or results of McLeodUSA to be materially different from the forward-looking statements include the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; regulatory approvals; the number of potential customers in a target market; the existence of strategic alliances or relationships; technological, regulatory or other developments in the industry; changes in the competitive climate in which McLeodUSA operates; and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which is filed with the Securities and Exchange Commission.



------------------------------------------
Contact:
     McLeodUSA Incorporated, Cedar Rapids
     Investor Contact:
     Bryce E. Nemitz, 319/790-7800
     or
     Press Contact:
     Bruce A. Tiemann, 319/790-7800
     mcleodusa_ir@mcleodusa.com